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  [VUL 2000   ] ALLMERICA FINANCIAL LIFE
                INSURANCE AND ANNUITY COMPANY        VARIABLE LIFE APPLICATION

IF [SECOND TO DIE] PLEASE COMPLETE SUPPLEMENTAL APPLICATION.


1 INSURED  The person upon whose life this insurance coverage is proposed.


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  First Name                 Middle             Last

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  Street Address                          Years at this Address

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  City                       State                  Zip

  (         )
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  Daytime Telephone Number

 M/    D/     Y/
   ----  -----  ------                    --------------------
     Date of Birth                           State of Birth

           -       -                          M / /  F / /
-----------------------------------------
 Social Security Number                          Sex

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  Driver's License Number                                      State




2 PAYMENT  The monetary contribution to the policy.


  CHECK ONE:
[ / /I have enclosed a check for my initial payment of $____________________
     [($100 minimum)] and have received a conditional receipt.
     (Please make check payable to Allmerica Financial Life
     Insurance and Annuity Company)]
[ / /My initial payment will be transferred from another insurance company. Approximate amount $__________________________________________
     Name of transferring company___________________________________________
     My Transfer of Assets form is attached.                      Yes / /
     My present contract has a loan that I wish to carry over to the
     new contract      / / Yes      / / No
     Loan carry over amount $__________________.]

[ 2a  I WANT TO MAKE FUTURE PAYMENTS OF $_____________________:
      / / Annually  / / Semi-Annually  / / Quarterly  / / Monthly
      (I have included a voided check and Bank Drafting Form.)
       / / Non-bill
       / / List bill specify frequency]

 2b  PAYMENT REMINDER NOTICES WILL BE SENT TO THE POLICYOWNER
     UNLESS SPECIFIED OTHERWISE HERE:

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     Name

     ----------------------------------------------------------------------
     Street Address

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     City                         State                            Zip


3 POLICYOWNER The person or entity exercising the policy's contractual rights.

 THE POLICYOWNER WILL BE THE INSURED UNLESS SPECIFIED HERE:

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    Name

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    Street Address

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    City                          State                           Zip

    Social Security or Tax I.D. Number
                                      -------------------------------------

   Trust Date M/_______ D/_______ Y/_______  (if Trust owned)

4 ALLOCATION How I want my payments allocated.

 Complete Section 4a. Future payments will be allocated according to this selection unless changed by me.

 4a / / ALLOCATE MY PAYMENT AS FOLLOWS: Use whole percentages.
    YOUR TOTAL ALLOCATION MUST EQUAL 100%.
    [_______% Select Emerging Markets
     _______% Select International Equity
     _______% T. Rowe Price International Stock
     _______% Kemper Technology Growth
     _______% Select Strategic Growth
     _______% Select Aggressive Growth
     _______% Select Capital Appreciation
     _______% Select Value Opportunity
     _______% Select Growth
     _______% Fidelity Growth Portfolio
     _______% Janus Aspen Growth
     _______% Select Growth and Income
     _______% Equity Index
     _______% Fidelity Equity Income Portfolio
     _______% Fidelity High Income Portfolio
     _______% Investment Grade Income
     _______% Allmerica Money Market
     _______% Fixed Account
     _______%
       100  %  TOTAL ]
      Deductions of all charges will be made pro rata according to the value of each account and the Fixed Account unless other-wise specified in the "Remarks" section of the application.

4b AUTOMATIC ACCOUNT REBALANCING

  / /  I elect Automatic Account Rebalancing among the variable accounts to the allocation specified in Section 4a of the main application.
       / / Month   / / Quarterly   / / Semi-Annually   / / Annually
[NOTE:  AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST
        AVERAGING CANNOT BE IN EFFECT SIMULTANEOUSLY.]


11060                                                                    Page 1

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4c DOLLAR COST AVERAGING

 Select one account from which to transfer money. Be sure you have money allocated to this account in Section 4a.

 Transfer $_______________________ [($100 minimum)]
 EVERY:  / / Month  / / Quarter  / / 6 Months  / / 12 Months
 FROM:  [/ / Fixed Account  / / Allmerica Money Market Fund ]
  [THIS ACCOUNT CANNOT BE SELECTED IN THE ALLOCATION BELOW.]
[TO:
    ___________% Select Emerging Markets
    ___________% Select International Equity
    ___________% T. Rowe Price International Stock
    ___________% Kemper Technology Growth
    ___________% Select Strategic Growth
    ___________% Select Aggressive Growth
    ___________% Select Capital Appreciation
    ___________% Select Value Opportunity
    ___________% Select Growth
    ___________% Fidelity Growth Portfolio
    ___________% Janus Aspen Growth
    ___________% Select Growth and Income
    ___________% Equity Index
    ___________% Fidelity Equity Income Portfolio
    ___________% Fidelity High Income Portfolio
    ___________% Investment Grade Income
    ___________% Allmerica Money Market
    ___________% Fixed Account
    ___________%
        100    %  TOTAL ]

5 INSURANCE

5a I WANT $______________ IN LIFE INSURANCE COVERAGE.

5b I WANT INSURANCE COVERAGE TO BE: (Choose one)
    / / Option 1 Level - Insurance coverage remains constant.
    / / Option 2 Adjustable - Insurance coverage changes with
        the value of your policy.
    / / Option 3 Level - Cash Value Accumulation Test

5c I WANT THE FOLLOWING ADDITIONAL INSURANCE BENEFITS:
   [ / / Waiver of payment upon disability
     / / Living benefits
     / / Other Insured Rider (Complete Supplementary Application)
     / / Guaranteed Insurability Rider $_________________________
     / / Term Rider and Amount $_____________________________
     / / Guaranteed Death Benefit Rider ]

6 BENEFICIARY

 The Primary Beneficiary is the person or entity who will receive the policy proceeds. The Contingent Beneficiary is the person or entity who will receive the policy proceeds should the Primary
 Beneficiary not survive the insured.

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 Name of Primary Beneficiary                Relationship to Insured

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 Name of Contingent Beneficiary             Relationship to Insured

 If the beneficiary is a trust, please specify trust date.
 M/_____ D/_____ Y/_______

7 REPLACEMENT OF OTHER CONTRACTS

 WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE
 INSURANCE CONTRACT?
 / / Yes   / / No
 If yes, list company name and policy number.

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 Total life insurance in force $____________________________.

8 INFORMATION ABOUT THE INSURED

 8a I HAVE HAD AN ILLNESS OR INJURY DURING THE PAST SIX MONTHS THAT
    HAS PREVENTED ME FROM WORKING FIVE CONSECUTIVE DAYS.
    / / Yes   / / No    If yes, please explain:

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

 8b PLEASE PROVIDE THE NAME OF LAST PHYSICIAN CONSULTED, DATE
    AND REASON FOR CONSULTATION.

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 8c DURING THE PAST THREE YEARS I HAD A MOTOR VEHICLE LICENSE
    SUSPENDED OR REVOKED OR WAS CONVICTED OF EITHER DRIVING
    WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.
    / / Yes   / / No    If yes, please explain:

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

 8d DURING THE PAST THREE YEARS I HAVE PARTICIPATED IN OR I
    INTEND TO PARTICIPATE IN:
    / / Scuba diving   / / Skydiving   / / Motor racing
    / / Hang gliding or similar flying activity

 8e DURING THE PAST THREE YEARS I HAVE FLOWN AS OR I INTEND TO
    FLY AS A TRAINEE, PILOT OR CREW MEMBER.
    / / Yes    / / No

 8f DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES.
    / / Yes    / / No

 8g I CURRENTLY USE:
    / / Cigars   / / Pipe   / / Chewing tobacco
                                 / / Other tobacco product
          (Please specify)
                          --------------------------------

 8h I WILL BE TRAVELING OUTSIDE OF THE UNITED STATES OR CANADA IN
    THE NEXT SIX MONTHS:
    / / Yes   / / No, If yes, please indicate country:

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[8i CURRENT EMPLOYMENT.
      Name of Employer
                      -----------------------------------------------------

      Occupation and Responsibilities
                                     --------------------------------------
      --------------------------------------------------------------------]

[8j INCOME.
      My annual earned income is        $__________________________________
      My annual unearned income is      $__________________________________
      My net worth is                   $__________________________________]


11060                                                                 PAGE 2

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9 TELEPHONE ACCESS

  Unless I did not accept the Telephone Access privilege, I under-stand that Allmerica Financial Life Insurance and Annuity
  Company is authorized to honor telephone requests by me, or by individuals authorized by me, to transfer account values among sub-accounts and to change the allocation of my future payments. I also understand that the withdrawal of funds from my account can-not be transacted by telephone or fax instructions.

  / / I DO NOT accept this Telephone Access privilege.

10 INVESTOR CLASS

  / / ACCREDITED INVESTOR
      As that term is defined in Section 230.501(a)(1) of the Securities Act of 1933.

  / / QUALIFIED PURCHASER
      As that term is defined in Section 2(9)(51) of the Investment Company Act of 1940.

11 REMARKS

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ACKNOWLEDGEMENTS AND SIGNATURES

NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY:
"Any person who includes any false or misleading information on an application for an insurance policy/certificate is subject to criminal and civil penalties."

NOTICE TO COLORADO/KENTUCKY/MAINE/NEW MEXICO/
PENNSYLVANIA RESIDENTS ONLY: "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."

NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree."

I acknowledge receipt of current Prospectuses describing the [Allmerica Select] policy I am applying for, and the underlying Funds.

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT
AND ANY POLICY VALUE OF THE [FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY] APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF [4%] ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PREMIUM PAYMENTS.

It is agreed that:(1) The application consists of this application form, the medical questionnaire and the supplemental application to apply for insurance on family members, if it applies; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the premium is paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the representative, insurance will be effective subject to terms of the con-ditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.


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Signature of Insured                                        Date

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Signature of Second Insured or Spouse (if OIR)

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Signature of Owners (if other than Insured)                 Date

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Signed at City                                     State

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Official Title/Capacity

FOR REGISTERED REPRESENTATIVE USE ONLY

Does the policy applied for replace an existing annuity
or life insurance policy?
/ / Yes   / / No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

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 Signature of Registered Representative                     Date

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 Print Name of Registered Representative             TR Code/Reg Rep #

 (   )                                      (   )
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 Telephone                                  FAX


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 Name of Broker/Dealer                      Branch #

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 Branch Office Street Address

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 City                                      State                    Zip


                              FOR HOME OFFICE USE ONLY


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11060                                                                    PAGE 3

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 VUL 2000  ]   Allmerica Financial Life              Supplementary Application
               Insurance and Annuity Company         For other Insured Rider or
                                                     Second Insured
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1  SECOND INSURED/OIR
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Submit separate application for each OIR

/ /  OIR Amount Requested _________   / / Second Insured


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   First Name                    Middle                     Last


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Street Address                                      Years at this Residence


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City                          State                              Zip

 (        )
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Daytime Telephone Number

M/_____D/_____Y/_____                 ___________________________
    Date of Birth                          State of Birth

     -       -
------------------------                M / /         F / /
Social Security Number                        Sex


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Relationship to Primary Insured


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Drivers License Number                                       State

/ / I choose the Life Exchange Option Rider (for Survivorship contracts only)

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2  BENEFICIARY
---------------------------------------------------------------------------

The other insured rider beneficiary shall be the owner, if living, otherwise the owner's estate. The owner may name another as beneficiary (attach Nomination of Beneficiary and Request, if applicable). The right is reserved to the owner to change the beneficiary without the beneficiary's consent, unless this right is released by a subsequent instrument.

Beneficiary of Second Insured is indicated in Part 6 of basic application.

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3  INFORMATION ABOUT THE INSURED(S)
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3a   I HAVE HAD AN ILLNESS OR INJURY DURING THE PAST SIX MONTHS THAT HAS
     PREVENTED ME FROM WORKING FIVE CONSECUTIVE DAYS.

     / / Yes / / No     If yes, please explain:

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

3b PLEASE PROVIDE THE NAME OF LAST PHYSICIAN CONSULTED AND DATE AND REASON FOR CONSULTATION.

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

3c   WILL THE PROPOSED INSURANCE REPLACE OR CHANGE ANY EXISTING ANNUITY OR
     LIFE INSURANCE CONTRACT?   / / Yes    / / No
     If yes, list company name and policy number.

     ----------------------------------------------------------------------

     TOTAL LIFE INSURANCE IN FORCE $_______________.

3d DURING THE LAST 3 YEARS I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED OR REVOKED OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR BEEN
     CONVICTED OF MORE THAN ONE MOVING VIOLATION? / / Yes    / / No

3e   DURING THE LAST 3 YEARS I HAVE PARTICIPATED IN OR INTEND TO PARTICIPATE
     IN

     / / Scuba diving      / / Parachuting      / / Motor racing
     / / Hang gliding or similar flying activities

3f   DURING THE LAST 3 YEARS I HAVE FLOWN OR INTEND TO FLY AS A TRAINEE,
     PILOT OR CREWMEMBER? / / Yes    / / No

3g   HAS THE PERSON LISTED IN ITEM 1 SMOKED ONE OR MORE CIGARETTES IN THE
     LAST 12 MONTHS? / / Yes    / / No

3h   The person listed in item 1 currently uses:
     / / cigars            / / pipe            / / chewing tobacco
     / / other tobacco product

3i   I INTEND TO TRAVEL OUTSIDE OF THE UNITED STATES AND CANADA IN THE NEXT
     6 MONTHS? / / Yes    / / No

     Please indicate country _____________________________

[3j  CURRENT EMPLOYMENT.

     Name of Employer _______________________________________________________

     Occupation and Responsibilities ________________________________________

     ------------------------------------------------------------------------]

[3k  INCOME.

     My annual earned income is                        $__________________
     My annual unearned income is                      $__________________
     My net worth is                                   $__________________]

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ACKNOWLEDGEMENTS AND SIGNATURES
---------------------------------------------------------------------------

NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes any false or misleading information on an application for an insurance policy/certifi-cate is subject to criminal and civil penalties."

NOTICE TO COLORADO/KENTUCKY/MAINE/NEW MEXICO/ PENNSYLVANIA RESIDENTS ONLY:
"Any person who know-ingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."

NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing false, incomplete, or misleading information is guilty of a felony of the third degree."

IT IS UNDERSTOOD AND AGREED: (1) That the representations above recorded are true and complete to the best of my knowledge and belief; (2) If other Insured Rider that no insurance exists until this rider is delivered and the first premium paid during the lifetime of the proposed insured(s) and then only if the proposed insured(s) has (have) not consulted or been treated by any physician or practitioner of any healing art nor had any special tests since the date of this application; but, if the premium is paid prior to delivery of the rider and a conditional receipt is delivered by the reg-istered representative, insurance shall be effective subject to the terms of the conditional receipt; (3) No registered repre-sentative or broker is authorized to amend, alter, or modify the terms of this agreement.

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Signature of Second Insured or OIR

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ACKNOWLEDGEMENTS AND SIGNATURES (CONT.)
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This application is made at the request of the undersigned who hereby agrees to be bound by each statement, representation and agreement herein and further agrees that any contract of insurance issued in connection with this application shall be issued on the condition that each statement, representation and agreement shall be binding upon the owner(s) to the same extent and degree as if made by the owner(s).

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Full signature of insured under the basic policy

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Full signature(s) of owner(s) (other than insured)

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Official title/capacity (cannot be insured)

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Signed at City              State                         Date























11144                                                                    PAGE 2